EXHIBIT 10.1
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment No. 11
To
Special Business Provisions SPB MS-65530-0016
Between
The Boeing Company
And
Spirit AeroSystems, Inc.

THIS AMENDMENT to Special Business Provisions SBP MS-65530-0016 is entered into as of March 10, 2015, between by Spirit AeroSystems, Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”) and The Boeing Company, a Delaware Corporation ("Boeing"). Hereinafter, the Seller and Boeing may be referred to jointly as "Parties" hereto.

WHEREAS, the parties have heretofore entered into Special Business Provisions"SBP-MS-65530-0016 ("SBP"), as of the 16th day of June, 2005.

WHEREAS, Seller and Boeing desire to define certain agreements.

WHEREAS, the Parties have agreed to modify said SBP to incorporate the Attachment 27 "MOA - 737 MAX Non-Recurring Agreement" changes.

WHEREAS, the Parties have agreed to modify said SBP to incorporate the Attachment 28 "MOA - 737/747/767/777 Pricing Agreement through 2015" changes.

NOW THEREFORE, it is hereby agreed by and between the Parties:

I.	Add the following two (2) items to the existing TABLE OF CONTENTS of the SBP:

3.6    737 MAX Titanium Inner Wall Special Provisions
3.7    737 Derailment

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

II.	The ATTACHMENTS index of the SBP is hereby deleted in its entirety and replaced with the following:

ATTACHMENTS

Attachment 1        Work Statement and Pricing
Attachment 2        Production Article Definition and Contract Change Notices
Attachment 3        Reserved
Attachment 4        Additional Statement of Work
Attachment 5        Rates and Factors
Attachment 6        Lead time Matrix (Accel/Decel)
Attachment 7        Indentured Priced Parts List and POA Pricing
Attachment 8        Seller Data Submittals
Attachment 9        Non-Recurring Agreements
Attachment 10    Quality Assurance Requirements
Attachment 11    Second Tier Support
Attachment 12    Non-U.S. Procurement Report Form
Attachment 13    Reserved
Attachment 14    Production Article Delivery Schedule
Attachment 15    Model Mix Constraint Matrix
Attachment 16    Boeing Furnished Material/Boeing Provided Details
Attachment 17    Reserved
Attachment 18    Reserved
Attachment 19    Reserved
Attachment 20    Quantity Price Adjustment
Attachment 21    Commodity Listing and Terms of Sale
Attachment 22    Abnormal Escalation
Attachment 23    767-2C SOW
Attachment 24    Anti-Lobbying Certificate
Attachment 25    737 Max Titanium Inner-Wall Work Transfer SOW
Attachment 26    737 Derailment
Attachment 27    737 MAX Non-Recurring Agreement
Attachment 28    737/747/767/777 Pricing Agreement Through 2015

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

III.	The AMENDMENTS index of the SBP is hereby deleted in its entirety and replaced with the following:

AMENDMENTS

Amend Number	Description	Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/06	H. McCormick/ R. Stone
2	Incorporate CCNs as listed in attachment 2, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/07	H. McCormick/ J. Edwards
3	Incorporate CCNs as listed in attachment 2, updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/07	H. McCormick/ J. Edwards
4	Incorporate CCNs as listed in attachment 2. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/08	S.Hu W. Wallace
5	Incorporate CCNs as listed in attachment 2, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/09	S. Hu R. Stone
6	Incorporate CCNs as listed in attachment 2. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/10	S. Hu M. Milan
7
Incorporate CCNs as listed in attachment 2, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.

		7/29/11	S. Hu M. Milan
8	Incorporate CCNs as listed in attachment 2, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement	3/10/2015	C.Howell R. Ast

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IV.	Section 4.1 (“Recurring Price”) of the SBP is hereby deleted in its entirety and replaced with the following:
4.1    Recurring Price
The Price of Recurring Products is set forth in SBP Attachment 1 and includes the total price for all work under this SBP; subject to any applicable adjustment under SBP Section 7.0.
Prices shall be firm fixed priced through the end of the Pricing Period in accordance with the terms set forth in Article 1 (“PRICING FOR RECURRING PRODUCTS”) of Attachment 28 to this SBP as developed using Attachment 20 and listed in Attachment 1. In addition, Attachment 1 work package price(s) are subject to adjustment for abnormal escalation as provided in Attachment 22.
Follow-on Pricing subsequent to the Pricing Period will be negotiated in accordance with the terms set forth in Article 1.4 of Attachment 28 to this SBP. The Parties will negotiate pricing in good faith based on then-prevailing domestic market conditions for 41 sections (all programs), 737 fuselage, 737/777 struts & nacelles and then-prevailing global market conditions for all other Products.
4.1.1       Interim Extension Pricing
If the Parties are unable to reach agreement on Pricing by the date which is six months prior to the end of the Pricing Period as defined in Article 1 of Attachment 28 for which Pricing has been fixed, then such matter shall be resolved pursuant to GTA Section 33.0.  If any dispute on Pricing continues after the end of the Pricing Period, then interim Pricing shall be established in accordance with the Interim Payment Mechanism set forth in Article 1.4 of Attachment 28 and escalated annually using the indices outlined below.  At such time as a resolution on Pricing has been achieved, an appropriate debit or credit will be made retroactive to the day after the end of the Pricing Period.
A.        Material - [*****].
B.        Labor - [*****].
Approximately forty-five days before the end of the Pricing Period and on approximately the same date of each year thereafter until such time as a resolution on Pricing has been achieved, Boeing will use the above referenced indices to calculate the appropriate escalation factor based on actual index growth for the previous twelve (12) months using a composite of [*****] and [*****].  Then current Attachment 1 Pricing will be revised to include this escalation factor for deliveries in the following year.

4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

V.	Section B.1 (“Product Development Projects”), sub-paragraph e. of Attachment 4 to the SBP is hereby deleted in its entirety and replaced with the following:

e. The following list of product development known projects will be subject to non-recurring engineering payments according to the terms of SBP 5.2.1.
The level of effort expended by Boeing on these development projects prior to
June 16, 2005 will not be included in such non-recurring engineering payments:

737 Short Field Landing Performance
737-900X
737-800MMA
737 Wedgetail
737-900BBJ3
737-7
737-8
737-9
747-8
777-200LR Freighter

VI.	Add the following two (2) items to the existing list of agreements in Attachment 9 (“NON-RECURRING AGREEMENTS”) to the SBP:

134.    [*****]
135.    [*****]

5

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

VII.	Attachment 15 (“MAXIMUM PRODUCTION RATE AND MODEL MIX CONSTRAINT MATRIX”) to the SBP is hereby deleted in its entirety and replaced with the following:

MAXIMUM PRODUCTION RATE
And MODEL MIX CONSTRAINT MATRIX
(Reference SBP Section 7.5.1)

SBP Attachment 15
MODELS	Monthly	Wichita	STRUCTURES				Engines
	Production Protection Rate	Capacity	MIX		Units Separation	Skin Polish	PSD Protection	WCH Capacity
[*****]	[*****]Units	[*****]Units					[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
SBP Attachment 15: 737 continued next page . . .

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

NOTES: The number of [*****] and [*****]airplanes shown above reflect a total capability of [*****]. The number of [*****] and [*****] airplanes shown above reflect a total capability of [*****]. The number of [*****] model airplanes which can be manufactured with a corresponding reduction in the number of other minor models is [*****] with [*****] of separation between [*****] model units. Production capacity and combinations of [*****] and [*****] models are limited to a total of [*****] with [*****] of separation. The combinations in the matrix above reflect the number of [*****] airplanes that can be produced with a corresponding reduction in [*****] models.

NOTES: The maximum monthly deliveries shown above reflect a total capability of [*****] with the following limitations:
Combined [*****] deliveries will never exceed a total [*****] and will be reduced inline with the [*****] implementation
Maximum combined [*****] deliveries shall not exceed [*****]
A minimum of [*****] of Separation (US) between any [*****]
Monthly deliveries of any [*****] units will result in a corresponding reduction in the number of other model monthly deliveries
Monthly [*****] deliveries are limited to [*****],
Monthly deliveries of [*****] and [*****] models are limited to a total of [*****] with at least [*****] of separation
The [*****] deliveries include all models of the [*****] derivative aircraft [*****]
Maximum Protection Rate will not go above [*****] to [*****] before [*****] (All dates below are Spirit FOB dates)
Combined Maximum Protection Rate for [*****] will not exceed [*****] prior to [*****]
Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****]
Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****]
Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****]
Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****]
Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****]
Combined Maximum Protection Rate for [*****] minor models will not go above [*****] to [*****] prior to [*****]

SBP Attachment 15: 747, 767 & 777 continued next page . . .

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MODELS	Monthly	Wichita	MIX	STRUCTURES		Engine - Protection Rates
747	[*****] Units	[*****] Units	[*****]	Units Separation	Skin Polish	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

767	[*****] Units	[*****] Units	MIX	Units Separation	Skin Polish		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]

777	[*****] Units	[*****] Units	MIX	Units Separation	Skin Polish	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
			LEGEND	[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

Skin Fab Polish Program Matrix
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

VIII.    Section A (“Supplier Banked Material”) of Attachment 16 to the SBP is hereby deleted in its entirety and replaced with the following:

A.    Supplier Banked Material (SBM):
Requirements managed per Bonded Stores Agreement (BSA) dated
February 1, 2006.

SUPPLIER BANK MATERIAL (SBM)
Product Number	Program	Description	Quantity per S/S
[*****]	[*****]	WEAPONS BAY DOOR ASSY, LEFT	[*****]
[*****]	[*****]	WEAPONS BAY DOOR ASSY, RIGHT	[*****]
[*****]	[*****]	SEAL, ACCESS PANEL	[*****]
[*****]	[*****]	Hydraulic Power Drive Unit (HPDU)	[*****]
[*****]	[*****]	Manual Drive Shaft	[*****]
[*****]	[*****]	Angle Gearbox, LH	[*****]
[*****]	[*****]	Angle Gearbox, RH	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Link Assy	[*****]
[*****]	[*****]	Rotary Geared Actuator (RGA)	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Coupler	[*****]
[*****]	[*****]	IDG TO BREAKAWAY CONNECTOR - LEFT ENGINE POWER	[*****]
[*****]	[*****]	IDG TO BREAKAWAY CONNECTOR - RIGHT ENGINE POWER	[*****]
[*****]	[*****]	Inboard Actuator Tray Assy (LHS)	[*****]
[*****]	[*****]	Center Actuator Tray Assy (LHS)	[*****]
[*****]	[*****]	Outboard Actuator Tray Assy (LHS)	[*****]
[*****]	[*****]	Inboard Actuator Tray Assy (RHS)	[*****]
[*****]	[*****]	Center Actuator Tray Assy (RHS)	[*****]
[*****]	[*****]	Outboard Actuator Tray Assy (RHS)	[*****]
[*****]	[*****]	ESB (1 per side)	[*****]
[*****]	[*****]	Cable Harness ESB to LEAS, H-Stab	[*****]
[*****]	[*****]	Cable Harness ESB to Inboard LEA, H-Stab	[*****]
[*****]	[*****]	RR Probe	[*****]
[*****]	[*****]	PW Probe	[*****]
[*****]	[*****]	GE 90 Sensor	[*****]
[*****]	[*****]	GE 90 Gasket	[*****]
[*****]	[*****]	GE 90 Damper	[*****]
[*****]	[*****]	GE 90 Harness	[*****]
[*****]	[*****]	GE 90 Harness	[*****]
[*****]	[*****]	GE 115 Sensor	[*****]
[*****]	[*****]	GE 115 Gasket	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	[*****]	GE 115 Damper	[*****]
[*****]	[*****]	GE 115 Harness	[*****]
[*****]	[*****]	GE 115 Harness	[*****]
[*****]	[*****]	Bracket for Prox. Sensor	[*****]
[*****]	[*****]	Bracket for Prox. Sensor	[*****]
[*****]	[*****]	Grommet	[*****]
[*****]	[*****]	Hose	[*****]
[*****]	[*****]	Valve	[*****]
[*****]	[*****]	Weapons Bay Door Set of Parts	[*****]
[*****]	[*****]	Titanium Panel Assy	[*****]
[*****]	[*****]	ACTUATOR ASSY - LOWER, NON LOCKING	[*****]
[*****]	[*****]	ACTUATOR - UPPER, LOCKING W/ FEEDBAC	[*****]
[*****]	[*****]	ACTUATOR - CENTER, LOCKING W/O FEEDBACK	[*****]
[*****]	[*****]	SYNCHRONIZATION SHAFT	[*****]
[*****]	[*****]	TUBE ASSY, UPR	[*****]
[*****]	[*****]	TUBE ASSY, LWR	[*****]
[*****]	[*****]	UBE ASSY, LWR	[*****]
[*****]	[*****]	SYNC SHAFT LOCK	[*****]
[*****]	[*****]	PROXIMITY SENSOR	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IX.	Add the following new Attachment 27 (“737 MAX Non-Recurring Agreement”) to the SBP:

MEMORANDUM OF AGREEMENT
between
THE BOEING COMPANY
and
Spirit AeroSystems, Inc.

737 MAX Non-Recurring Agreement
This Memorandum of Agreement (“MOA”) is entered into as of April 7, 2014 (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware Corporation with an office in Seattle, Washington ("Boeing"), acting by and through the Boeing Commercial Airplane business unit. Hereinafter, the Seller and Boeing may be referred to individually as a Party or jointly as Parties hereto.
RECITALS

A.
Boeing and Seller have entered into an agreement SBP-MS-65530-0016 (SBP), GTA-BCA-65530-0016 (“GTA”) and AA-65530-0016 (AA) and all attachments and amendments thereto “Sustaining Contract" for Seller to provide product for current model aircraft and derivatives of those models.

B.	Seller currently supplies Products to Boeing under the Sustaining Contract in support of the current production 737 model aircraft.

C.	Boeing is seeking to develop, design and manufacture an aircraft currently designated as the 737 MAX to be sold under the 737-7, 737-8 and 737-9 designations (the “737 MAX Program”).

D.
Boeing and Seller entered into interim pricing agreements documented under Contract Change Notice(s) (CCN) 6818 and 8015 against the Sustaining Contract for a portion of the costs incurred for design, stress and manufacturing engineering for fuselage, wing, thrust reverser and pylon Statements of Work (SOW) through December 31, 2013, the remainder of such costs the parties wish to account for in Section 2.2 of this MOA.

E.
Boeing and Seller entered into an interim pricing agreement documented under CCN 7586 against the Sustaining Contract for a portion of the costs incurred for the [*****] Thrust Reverser Statement of Work, the remainder of such costs the Parties wish to account for in Sections 2.2 and 10.0 of this MOA.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

F.
Boeing and Seller wish to establish non-recurring pricing based upon the provisions of the Sustaining Contract and this MOA in support of Boeing’s 737 MAX Program for the 737-7, 737-8 and 737-9 MAX models.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.0	Applicability and Definitions

1.1	Applicability

1.1.1	This MOA pertains only to the 737 MAX Program and does not alter any existing agreements relating to other items in the Sustaining Contract.

1.1.2	This MOA only pertains to the non-recurring pricing for the 737 MAX Program.

1.1.3	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

1.2	Definitions

1.2.1	“Amended Type Certification” (ATC) means the date upon which type certificate amendment is received from the applicable regulatory body for the modified aircraft design.

1.2.2	“Baseline Statement of Work (BSOW)”: The total requirements set forth in Section 3.0 and Section 4.0 including any referenced Boeing specifications, documents, designs or manuals.

1.2.3	[*****]: The statement of work relating the titanium inner-wall for the aircraft described in the BSOW, which the Parties anticipate at this time to be performed by [*****].

1.2.4	“Initial Tooling”: All Tooling required for the first 737-8 Shipset unit and/or Engine Development Program (EDP) hardware, and such term shall subsequently apply to the 737-9 and 737-7.

1.2.5
“Non-Recurring-Non-Tooling Work”: Any Nonrecurring Work relating to the BSOW, other than Non-Recurring Tooling Work, including, but not limited to, design engineering, stress engineering, project manufacturing engineering, process manufacturing engineering, First Article Inspection, other IPT, and NC programming.

1.2.6
“Non-Recurring Tooling Work”: Any Nonrecurring Work relating to Tooling under the BSOW, including, but not limited to, tool design, tool fabrication, assembly tooling, integration tooling, detail tooling, and rotable tooling, but replacement of Tooling at end of useful life is not included and is not dispositioned as part of this MOA. Non-Recurring Tooling Work includes Tooling work performed by Seller’s vendors.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

1.2.7	“[*****]Amount ([*****] Amount)”: As applicable, the Initial Tooling [*****] Amount or the Rate Tooling [*****] Amount, in each case as set forth in Exhibit A.

1.2.8	“Rate Tooling”: All Tooling, other than the Initial Tooling, required to support the build rate for the 737-8 aircraft.

2.0    Term and CCN Reconciliation

2.1	Effectiveness

This MOA shall become effective on the Effective Date. Within thirty (30) days of the Effective Date the Parties will incorporate the complete terms of this MOA into the Sustaining Contract.

2.2	CCN Reconciliation

Within five (5) days of the Effective Date, Boeing will issue to Seller a Purchase Order to enable payment for the work performed by Seller in support of the 737-8 Aircraft during the period from [*****] through [*****], inclusive of [*****], in the amount of [*****] and will pay such amount within net [*****] calendar days from receipt of invoice.

3.0	NON-RECURRING-NON-TOOLING STATEMENT OF WORK

3.1
In performance of the BSOW, Spirit shall perform to the applicable requirements and obligations set forth in the following documents in accordance with the delegated engineering requirements contained in the Sustaining Contract:

3.1.1
The work depicted in the current revision of the 737 MAX Configuration Control Document (CCD) [*****] for 737-8, [*****] for 737-7, and [*****] for 737-9 Fuselage, Propulsion, and Wing Statements of Work;

3.1.2	Fuselage Structures System Requirements and Objectives (SR&O) 737 MAX Document [*****], Structures Fuselage Criteria Document [*****], Propulsion Specification Documents [*****]; and

3.1.3	The 737-8 Engineering Bill of Material (BOM) submitted by Seller, and listed in Exhibit [B].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.1.4	In the event Seller is unable to comply with any requirement, Boeing and Seller’s engineering representatives will work together to define a mutually agreeable solution.

3.2	Program Schedule Baseline: Program baseline schedules as contained in Exhibit D.

3.3	The Parties agree the documents set forth in this Section 3 are the versions existing as of June 2013.

4.0	NON-RECURRING TOOLING STATEMENT OF WORK

In performance of the BSOW, Seller shall perform to the requirements and obligations set forth in the following documents and in accordance with the tooling requirements contained in the Sustaining Contract:

4.1	The Tooling Baseline consists of:

4.1.1	CCD [*****], with proposed revisions, submitted with letter [*****];

4.1.2	The 737-8 Engineering Bill of Material (BOM) submitted by Seller, associated with CCD [*****], as set forth in Exhibit [B];

4.1.3	The Tooling List submitted by Seller, associated with CCD [*****] as set forth in Exhibit [C]; and

4.1.4	The August 1, 2013 version of the 737MAX Baseline Master Phasing Plan MPP, Rev B, initially dated June 28, 2012, as set forth in Exhibit [D]

4.2
For the avoidance of doubt, the BSOW referenced here is for the 737 MAX -8 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms and non-recurring price for the other 737 MAX minor models will be subsequently agreed and incorporated into this MOA at a later date.

5.0	PAYMENT FOR NON-RECURRING-NON-TOOLING WORK

In consideration for Seller’s performance of the Non-Recurring-Non-Tooling statement of work identified in Section 3.0 and other mutual covenants set forth herein, the Parties agree to the following.

5.1	Payment

5.1.1
Boeing will reimburse Seller for all costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to [*****], including, but not limited to, [*****], all as set forth in Exhibit [E].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.1.2
Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced. ([*****] invoice to be submitted upon signature of this MOA).

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define statements of work.

737-8 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-8 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-8 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-8 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

737-9 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

737-7 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Build statements of work.

737-8 Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-8 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-8 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-8 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX

737-9 Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX

737-7 Fuselage Non-Recurring Non-Tooling Build PO XXXXX item XX

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737-7 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-7 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-7 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX

5.1.3
Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] calendar days after receipt of valid invoice and supporting data as defined in Exhibit [E] along with a monthly description of significant accomplishments and work completed for the fuselage, wing, thrust reverser and pylon statements of work. Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser and Pylon.

5.2	Rates

For clarification purposes, the rates described in Attachment 5 of the SBP do not apply.

5.3	Cost Allocation

Seller agrees that the cost allocation methodology utilized to derive costs incurred as of the Effective Date of this MOA will not change without prior review and concurrence from Boeing. In the event public accounting requirements change Seller’s cost allocation methodology the Parties will work together to resolve impacts.

6.0	PAYMENT FOR Non-Recurring Tooling WORK

In consideration for Seller’s performance of the Non-Recurring Tooling statements of work identified in Section 4.0 and other mutual covenants set forth herein, the Parties agree to the following.

6.1	Payment

6.1.1
Boeing will reimburse Seller for all actual costs incurred less any rebates and discounts in performance of the Non-Recurring Tooling Work including, but not limited to, [*****] as set forth in Exhibit [F] submittal form]; up to the [*****] identified in Exhibit [A] for Initial Tooling and Rate Tooling by -7, -8, -9 and by minor model. The [*****] Amount in Exhibit [A] shall be deemed to be reduced by [*****] respectively until all Certified Tool Lists (CTLs) are submitted and approved. Upon submittal of all CTL records associated with each [*****] Amount, such deemed reduction shall no longer apply, and Boeing will pay Seller any remaining amount due for tooling costs incurred up to the [*****] Amount as set forth in Exhibit [A].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

6.1.2	Seller will invoice its costs for the Non-Recurring Tooling Work, [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced.

6.1.3
Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] calendar days after receipt of valid invoice and supporting data as defined in Exhibit [F], Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser and Pylon work.

6.2	Rates

For clarification purposes, the rates described in Attachment 5 of the SBP do not apply.

6.3	Invoicing Requirements for Non-Recurring Tooling Work

Seller will invoice Tooling separately by program (Fuselage, Wing, Thrust Reverser, Pylon) and by Initial Tooling and Rate Tooling by -7, -8, -9.

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Tooling statements of work.

737-8 Fuselage Initial Tools PO XXXXXX item XX
737-8 Fuselage Rate Tools PO XXXXX item XX
737-8 Wing Initial Tools PO XXXXXX item XX
737-8 Wing Rate Tools PO XXXXXX item XX
737-8 Pylon Initial Tools PO XXXXXX item XX
737-8 Pylon Rate Tools PO XXXXXX item XX
737-8 Thrust Reverser Initial tools PO XXXXXX item XX
737-8 Thrust Reverser Rate Tools PO XXXXXX item XX

The Parties shall negotiate [*****] Amounts for 737-7 and 737-9 tooling within [*****] from receipt of Seller’s fully supported proposal. Upon settlement the Parties will amend Exhibits A and C within [*****] days to reflect the agreed pricing.

6.4	Incentive Fee

6.4.1
Upon submittal of all CTL’s associated with each [*****] Amount set forth in Exhibit A [*****], if Seller’s actual costs incurred in the completion of such work are less than the [*****] Amount, and taking into account any adjustments to such [*****] Amount pursuant to Section 8.0 (Changes), then Boeing shall pay to Seller, in addition to the amounts due under Section 6.1 (Payment), an incentive fee equal to [*****] as amended from time to time and agreed to between the parties per section 6.7 [*****].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

6.4.2
If an incentive is earned in accordance with 6.4.1, Boeing will provide a purchase order within [*****]. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] calendar days.

6.5	Schedule

The implementation schedule for the Non-Recurring Tooling Work will be provided on Exhibit [C].

6.6     Capacity

The pricing applicable to the Non-Recurring Tooling Work described herein, as set forth in Exhibit [A] hereto, is based upon supporting a maximum quantity of [*****] Shipsets for the 737 aircraft per month in any of the specified combinations: [*****] per the agreed to transition plan Exhibit [H]. The Parties agree to update the SBP Attachment 15 to include the MAX and to reflect the foregoing.   Nothing herein affects the downside rate protection concerning minimum production rates set forth in Section IV c. (“Failure to Maintain Rate after FOB Dates”) of the Boeing - Seller Memorandum of Agreement dated March 9, 2012.

6.7     [*****] Amount Adjustments

6.7.1    If it is determined additional Tooling that is not driven by BSOW Change is required in excess of that set forth in the BSOW, all additional Tooling costs incurred to meet the requirements of initial build and rate to [*****] APM will be assumed by Seller and the [*****] Amount shall not be adjusted.

6.7.2   If it is determined Seller can accomplish the requirements with less Tooling than that set forth in the BSOW, the [*****] Amount shall not be adjusted and the cost savings shall be administered in accordance with Section 6.4 (Incentive Fee).

6.7.3   For the sake of clarity, any Change from BSOW requested or driven by Boeing during the duration defined for Initial Changes shall constitute an Initial Change resulting in a commensurate adjustment to the [*****] Amount in accordance with Section 8.0. (Changes).

7.0	BUDGET TRACKING, MONTHLY ACTUALS, AND INVOICE RECONCILIATION

7.1	Monthly Actuals

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Seller will provide monthly costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, including, but not limited to, [*****], as set forth in Exhibit [E] along with a description of significant accomplishments and work completed for the fuselage, wing, thrust reverser and pylon statements of work.

7.2    Budget Tracking

7.2.1
In conjunction with submittals of costs incurred, Seller will provide to Boeing its projected expenditures in connection with the performance of the Non-Recurring-Non-Tooling Work for the succeeding [*****] period, in the form of the template set forth in Exhibit [E].

7.2.2	At the end of [*****], Boeing will issue its budget forecast for the Non-Recurring-Non-Tooling Work for the succeeding [*****] period.

7.2.3	The Parties agree that regardless of any variances between such budgets and Seller’s costs, Boeing will continue to pay Seller in accordance with Section 5.1.

7.2.4	Weekly reporting requirements

If requested, Seller will provide incurred weekly headcount information by IPT and Job function for Non-Recurring-Non-Tooling.

7.2.5	Budget Management

Boeing and Seller will utilize the [*****] and [*****], if applicable, forecast and actual information to manage the program budget.

Boeing and Seller will work together to jointly manage the Boeing budget through the identification and implementation of forecasted spend reduction opportunities.

7.3	Schedule Performance Monitoring

7.3.1	Boeing and Seller will utilize the Event Tracking And Control (“ETAC”) reporting system to track design/stress engineering performance.

7.3.2   Boeing and Seller will utilize the Spirit Compliance And Tracking (“SCAT”) system to track non-define performance.

7.4	Invoice Reconciliation

7.4.1	In the event that Boeing disputes any Seller invoice, including without limitation, the invoice set forth in Section 2.2 above, Boeing will pay Seller

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

the invoiced amount by the applicable deadline, in accordance with Section 5.1 or 6.1 (Payment), as applicable, but may review Seller’s books, records and documentation relating to the disputed amounts, provided that such review is conducted at reasonable times at Seller’s facility and that the scope of such review will not extend to any books, records, documentation or other information that is not necessary to support such disputed amounts. As a result of such review, any mutually agreed payment adjustments will be made in [*****]. Should the Parties fail to come to mutual agreement within [*****] of notification pursuant to Section 7.4.3, the Parties will resolve such disputes per GTA section 33.0.

7.4.2
The Parties recognize that Seller may in some instances have confidentiality obligations to third parties which limit the amount or nature of data that can be provided in invoice reconciliation. In such event, the Parties shall work together to determine a mutually agreeable solution which enables the provision of supporting data in Section 7.4.1 in a manner that is in compliance with Seller’s confidentiality obligations to third parties.

7.4.3	Boeing will have [*****] from the date the invoice is received to notify Seller of any exception to the actual costs listed in such invoice, otherwise the invoice will be deemed accepted.

8.0	Changes

8.1	In the event of any Change to the BSOW, directed by Boeing prior to Amended Type Certification as applicable to each MAX minor model (an “Initial Change”):

8.1.1 The Parties will negotiate a schedule adjustment and any applicable adjustment to an [*****] Amount in accordance with Section 8.3 of this MOA.

8.1.2
Costs associated with any revisions to the BSOWs that constitute a Change under Section 6 of the SBP and fall within the time period designated for Initial Changes, shall be addressed in accordance with 5.1.1 of this MOA for Non-Recurring-Non-Tooling Work and 6.1.1 for Non-Recurring Tooling Work.

8.2
For clarification purposes, the change provisions of this MOA, rather than the change provisions in Section 7.0 of the SBP, will govern with respect to Initial Changes (provided, that the term “Change” as used herein, shall have the same meaning as that defined in the SBP, except as modified by this MOA), and equitable price adjustment with respect to Initial Changes will not be subject to the price thresholds described in Section 7.0 of the SBP. For each MAX minor model, Changes following the Initial Change period for such minor model shall be governed by the Sustaining Contract. For the avoidance of doubt Section 6.0 of the SBP shall apply except for the reference to Section 7.0 contained therein.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

8.3	Change Negotiation Process

8.3.1
Following receipt of a direction from Boeing that constitutes a Change under this MOA, Seller will provide updated scope of work documents to Boeing, along with pricing submittals, identifying the associated cost and/or schedule impacts.

8.3.2
Within [*****] of receipt of such proposal, Boeing shall make a settlement offer to Seller. Following receipt of Boeing’s settlement offer, if the Parties are unable to reach agreement on an equitable adjustment within [*****], the negotiations shall be elevated to Senior Contracts Management for resolution.

8.3.3	Upon settlement the [*****] Amounts and/or schedule, this MOA will be adjusted by Contract Change Notice (CCN) for all adjustments agreed in writing between the parties.

9.0	Weight

9.1.	Seller acknowledges the importance of an end item weight for the Products it delivers to Boeing and agrees to follow diligent weight reduction practices during the design process.

9.2
Based on the BSOW, Seller will provide non-binding Advisory Weight Guidelines (AWG) for the Seller provided dry products. No weight requirement, (such as those referenced in any requirement document) other than the AWG are applicable.

9.3	Such AWGs do not constitute a weight requirement, and failure to achieve such AWGs shall not constitute a breach under this MOA or the SBP

9.4	These AWGs are for the end item level and are for production units only.

9.5	In addition, the above AWGs require that adjustments to AWG values be assessed in conjunction with Initial Changes having a weight impact.

9.6	Seller will provide Status Weight reporting and Actual Weight reporting once monthly via agreed to format.

10.0     [*****] STATEMENT OF WORK

10.1	The Parties continue to evaluate the transfer of the [*****] Statement of Work from Seller to Boeing.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

10.2
Until such time as the transfer agreement has been executed, Seller will invoice Boeing [*****] for payments made to [*****] pursuant to the [*****] Statement of Work, and Boeing will pay such invoices net [*****] days after receipt thereof. For the avoidance of doubt, Seller will not duplicate such amounts in any invoice submitted pursuant to Section 5.1 or 6.1.

10.3	In the event the Parties are unable to reach a transfer agreement by [*****] Boeing and Seller will negotiate additional payment provisions or inclusion of the [*****] Statement of Work into this MOA.

11.0	Propulsion Engine Development Plan (EDP) and Test hardware

11.1	The parties will negotiate pricing for EDP Hardware and test hardware by [*****].

12.0	INCENTIVES: NON-RECURRING-NON-TOOLING

Boeing and Seller agree to the inclusion of an Award Fee program for the Non-Recurring-Non-Tooling Work based on schedule, quality, and cost performance in accordance with terms set forth in Exhibit G.

Boeing and Seller agree to work together to develop a design for cost incentive plan. This plan will be in addition to the incentives identified on Exhibit G.

13.0	MISCELLANEOUS

13.1
This MOA including all Exhibits and Attachments contain the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort. This MOA may be changed only in writing by authorized representatives of Seller and Boeing. Except as specified herein, all other terms of the Sustaining Contract apply. In the event of a conflict between the terms of this MOA and the Sustaining Contract, the terms of this MOA will have precedence.

13.2	The Parties will update Attachment 9 to include the 737 MAX, and Attachment 4 of the SBP to include the 737 MAX under Section B.1 and incorporate this MOA as a separate attachment to the SBP.

13.3	The Parties will amend the Product Support and Assurance Document (PSAD) D6-83315 to incorporate the 737-7, -8, -9 models in Section 8.3.1 (a) “Warranty for Products”.

13.4	The D6-83323 Document denoting the 737 NG roles, responsibilities, and accountability for the 737 NG will apply to Seller’s engineering responsibility for

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

the 737 MAX Products and nothing contained herein is intended to modify such allocation of roles, responsibilities and accountability for 737 MAX Products. For the avoidance of doubt, and despite reference to D6-83323 herein, the D6-83323 shall remain of lower precedence to the SBP, GTA, Purchase contract, and Order as specified in Section 13 (Order of Precedence) of the SBP.

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.

BOEING                     SELLER
THE BOEING COMPANY             Spirit AeroSystems, Inc.

Signature:	Signature:
Printed Name:	Printed Name:
Title:	Title:
Date:	Date:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

List of Exhibits

Exhibit A: Tooling [*****] Amounts
Exhibit B: Engineering Bill of Material
Exhibit C: Tooling Bill of Material
Exhibit D: Master Phasing Plan and Tier II Schedules
Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form
Exhibit F: Non-Recurring Tooling Cost Submittal Form
Exhibit G: Award Fee
Exhibit H: MAX Transition Plan

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit A: Tooling [*****] Amounts

737-8 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	[*****]
Rate Tooling [*****] Amount	[*****]

737-9 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	To be negotiated per section 6.3
Rate Tooling [*****] Amount	To be negotiated per section 6.3

737-7 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	To be negotiated per section 6.3
Rate Tooling [*****] Amount	To be negotiated per section 6.3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit B: Engineering Bill of Material

Engineering Bill of Material (E-BOM) for Fuselage, Pylon, Thrust Reverser, Flap, Fixed Leading Edge, Fixed Trailing Edge, Slat and K-Flap used for Non-Recurring Tooling base pricing is contained in file 737-8_E-BOM_CCD_Rev_F_Plus_Dated_January_2013.xlsx embedded below and attached to this Exhibit as a separate file due to the size of the file.

Embedded copy of CCD Rev F Plus E-BOM file
737-8_E-BOM_CCD_Rev_F_Plus_Dated_January_2013.xlsx

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit C: Tooling List

Tooling List for Fuselage, Pylon, Thrust Reverser, Flap, Fixed Leading Edge, Fixed Trailing Edge, Slat and K-Flap is contained in file 737_MAX_8_Rev_F_Tooling_Lists_GS.XLSX embedded below and attached to this Exhibit as a separate file due to the size of the file.

Embedded copy of MAX 8 Rev F Tooling List files
737_MAX_8_Rev_F_Tooling_Lists_GS.XLSX

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit D: Master Phasing Plan and Tier II Schedules

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Critical Path Status –TR

	2011	2012	2013	2014	2015	2016
	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D
PROGRAM						
PRODUCT DEFINITION DATA						
PRODUCT DESIGN						
PLANNING						
TOOLING						
PROCUREMENT/ FABRICATION / CAPITAL						
ASSEMBLY						

3/17/2014

Spirit AeroSystems / Boeing Proprietary

Page 2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form

Summary Totals Page

737 MAX Non-Recurring Actuals
Cumulative through Date Month/Year

Hours	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Totals by Month

737 MAX Non-Recurring Actuals - Totals
Date (Month/Year)

Hours	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Totals by IPT

737 MAX Non-Recurring Actuals - (BY IPT)
Month, Year

Hours	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Actuals by IPT

Actuals by IP
Date Month/Year

Hours	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Offload DE
Offload SE
Process ME
NC
IPT
Tool Design
Tool Fab
Total Fuselage Hours

Dollars	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Define Offload
Process ME
NC
IPT
Tool Design
Tool Fab
Total Fuselage Dollars
	[*****]	[*****]	[*****]	[*****]
Dollars with G&A	Month	Month	Month	Month
Design Eng	—	—	—	—
Stress Eng	—	—	—	—
Project ME	—	—	—	—
Define Offload	—	—	—	—
Process ME	—	—	—	—
NC	—	—	—	—
IPT	—	—	—	—
Tool Design	—	—	—	—
Tool Fab	—	—	—	—
Total Fuselage Dollars	—	—	—	—
	[*****]	[*****]	[*****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit F: Non-Recurring Tooling Cost Submittal Form

MAX In-house tooling template

737 MAX Nacelle Quarterly Analysis - SAMPLE
737 MAX Nacelle Tools Actuals as of the close of business month of January (2/6/2014) (SAMPLE)
					IN-HOUSE HOURS			DOLLARS						TOTAL DOLLARS
Tool Number	Unit Number	Serial Number	TCS Order Status	EST Committed/Closed Date	FAB	DESIGN	TOTAL HOURS	FAB	DSN	SUBCONTRACT	FACILITIES ASSIST	MATERIAL	TOTAL DOLLARS	CUM-TO-DATE

MAX Supplier tooling template

737 MAX STRUT SUPPLIER ACCOUNTABLE TOOLS - SAMPLE
Tool Number	Unit	Lifetime Serial	Open/Closed	Estimated Close Date	Cost
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT G: AWARD FEE

A.    Award Fee Plan

An Award Fee plan is provided to improve and assure the execution of the BSOW on Boeing products for the 737 MAX program. ("Award Fee” or “Award Fee Plan").

The Award Fee Plan establishes the basis for providing incentives to Seller, to improve in targeted areas of performance for the 737 MAX program under this MOA. This Award Fee Plan provides the means by which Seller’s performance evaluation will be conducted and amounts to be paid will be determined.

B.    Award Fee Pool

The available Award Fee amount (Award Fee Pool) is [*****].

The Award Fee Pool is allocated between Cost, Quality and Delivery as follows.

Cost: Total [*****] award fee

•	[*****] payable if [*****] Non-Recurring-Non-Tooling cost target is met, [*****] through [*****] of [*****]

•	[*****] payable if overall Non-Recurring-Non-Tooling cost target is achieved through 737-7 ATC. Value to be provided after [*****].

Quality: Up to [*****] if first pass release quality through CMA is in excess of [*****] and less than [*****] second effort driven by drawing error. Reference chart below for payment timing

Schedule: Up to [*****] if ETAC milestone completion is in excess of [*****] for 737-7, 737-8, and 737-9 ETAC performance. Reference chart below for payment timing

•	[*****] payable for ETAC releases [*****] on time

•	[*****] payable for ETAC releases [*****] on time

This value of the Award Fee Pool will be allocated by performance period and area of performance as per Section F (Award Fee Allocation and Payment Record). The actual Award Fees paid will be determined in accordance with the criteria contained in the table included in Section F (Award Fees Allocation and Payment Record). In no event does the Award Fee Plan affect other payments owed to Seller under this MOA.

C.    Award Fee Plan Changes

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Changes to the Award Fee Plan affecting any current evaluation period may only be implemented upon mutual agreement of both parties. Boeing will notify Seller in writing of any change(s) to the Award Fee Plan.

D.    Contract Termination

If this MOA is terminated in accordance with the termination terms set forth under the Sustaining Contract and such termination is after the start of an Award Fee evaluation period, the Award Fee deemed earned for that period shall be determined by Boeing using the normal Award Fee evaluation process, provided that the Award Fee amounts earned will be pro-rated based on the time period the MOA is in effect during the evaluation period. After termination, the remaining Award Fee amounts allocated to all subsequent Award Fee evaluation periods cannot be earned by Seller and, therefore, shall not be paid.

E.    Award Fee Allocation and Payment Record

The Award Fee earned by Seller will be determined at the completion of the evaluation periods shown in the Award Fee tables below. The total dollars shown corresponding to each period is the maximum available Award Fee amount that can be earned during that particular period. The Schedule and Quality categories are to be evaluated based on the individual 737-7, -8, -9 models. The Cost category is to be evaluated based on the combined performance of all models (737-7, 737-8, and 737-9).
F.    Payment of Award Fee
Payment of the Award Fee shall be due net [*****] calendar days after receipt of Seller's invoice.

Award Fee tables: Record of the total amount of Award Fee available and actual payments made.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive
Payment to be based on completion of schedules and meeting quality requirements by model (737-7)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]	[*****]	[*****]	[***]	[*****]
Quality	[*****]	[*****]	[*****]	[***]	[*****]

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive
Payment to be based on completion of schedules and meeting quality requirements by model (737-8)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]	[*****]	[*****]	[****]	[*****]
Quality	[*****]	[*****]	[*****]	[****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive
Payment to be based on completion of schedules and meeting quality requirements by model (737-9)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]	[*****]	[*****]	[****]	[*****]
Quality	[*****]	[*****]	[*****]	[****]	[*****]

737-MAX Incentive Payment Plan Schedule for Cost Incentive
Payment to be based on meeting or exceeding Boeing cost targets for ll models (737-7,-8,-9)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Cost applies to 737-7, -8, -9 models only	[*****]	[*****]	[*****]	[****]	[*****]
Cost applies to 737-7, -8, -9 models only	[*****]	[*****]	[*****]	[****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT H - MAX Transition Plan

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

X.	Add the following new Attachment 28 (“737/747/767/777 PRICING AGREEMENT THROUGH 2015”) to the SBP:

MEMORANDUM OF AGREEMENT BETWEEN
THE BOEING COMPANY Boeing Commercial Airplanes

AND

SPIRIT AEROSYSTEMS, INC.

737/747/7671777 PRICING AGREEMENT THROUGH 2015

This Memorandum of Agreement ("Agreement") is entered into as of the Effective Date (as defined below), by and between The Boeing Company, a Delaware corporation, acting through its Boeing Commercial Airplane business organization ("Boeing") and Spirit AeroSystems Inc., a Delaware corporation, with its principal office in Wichita, Kansas ("Spirit"). Boeing and Spirit are referred to herein collectively as the "Parties" or individually as a "Party." Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Sustaining
Contract (as defined below).

RECITALS

A. WHEREAS, Boeing and Spirit are party to the Special Business Provisions ("SSP") MS-
65530-0016, dated June 16, 2005; and other documents incorporated therein by reference, including the General Terms Agreement ("GTA") BCA-65530-0016, and amendments and attachments to such agreements (collectively the "Sustaining Contract");

B. WHEREAS, the Parties wish to establish pricing as referenced in SSP Section 4.1 for the time period set forth in this Agreement for the Products set forth on SSP Attachment 1 (the "Recurring Products") that Spirit currently supplies to Boeing in support of current Program Airplanes covered under the Sustaining Contract, based upon the provisions of the Sustaining Contract and this Agreement;

C. WHEREAS, the Parties wish to establish a mechanism to work together to implement cost reduction ideas; and

D. WHEREAS, the Parties desire to implement a production rate of 47 airplanes per month
("APM") for the 737 Program.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, other good and valuable consideration, and subject to the conditions and covenants contained herein, the Parties agree as follows:

ARTICLE 1.     PRICING FOR RECURRING PRODUCTS

1.1	Pricing Period. The Unit Billing Prices as agreed to in this Agreement shall be effective as of Apri11, 2014 through December 31, 2015 (the "Pricing Period").

1.2
Recurring Price. For purposes of Section 4.0 (Pricing) of the SBP, during the Pricing Period the Unit Billing Prices for Recurring Products shall be calculated as follows. The Parties will follow the process set forth in SBP Attachment 20 to generate the Unit Billing Prices using the Base Prices (as set forth in the SBP Attachment 1 that are in place as of the Effective Date) for Recurring Products, which shall be adjusted using the [*****], and

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

which shall remain subject to adjustment pursuant to SBP Sections 6 and 7 (but not SBP Section 7.6). For purposes of calculating the Unit Billing Prices, the Parties will use the percentages [*****]; provided, however, that during the Pricing Period, the QBD reduction applied to Attachment 1 Base Prices shall be [*****]. Period 9 will be from [*****]. For purposes of the [*****], beginning with Period 10 on [*****] and each new Period will use [*****].

1.3
Retroactive Adjustment. Upon execution of this Agreement, the Parties agree to waive any retroactive debits or credits that would be due to either party either under SBP Section 4.1.1 (Interim Extension Pricing) or under Spirit Letter 052013-2013-0011-JDR and any related correspondence as a result of the Unit Billing Prices established in accordance with this Agreement, for payments made to Spirit, or invoices received by Boeing, from June 1, 2013 through March 31, 2014. Any invoices issued on or after the Effective Date shall be at the Unit Billing Prices set forth in this Agreement.

1.4
Extension Pricing Proposal. The Parties agree to commence negotiations in [*****] for pricing beyond the Pricing Period ("Follow-on Pricing"). As part of such negotiations, the Parties shall agree on the duration of the Follow-on Pricing. Both Parties agree to negotiate in good faith to reach agreement on Follow-on Pricing by [*****]. If the Parties fail to reach agreement for Follow-on Pricing by [*****], the Parties shall use the Unit Billing Price calculated as the then current Attachment 1 Base Price at FOB date (inclusive of SOW adds and deletes, i.e PRR changes, adjustments based on implementation of cost reduction activities under Cost Reduction Project Agreements, work transfers, etc) reduced by the [*****] as adjusted by the indices and adjustment methodology set forth in SBP Section 4.1.1, as an interim payment mechanism (the "Interim Payment Mechanism") to be applied to Recurring Products delivered following the end of the Pricing Period, but before agreement on Follow-on Pricing. The Interim Payment Mechanism shall apply until such time as the Parties agree on Follow-on Pricing.

ARTICLE 2.    COST REDUCTION

2.1
Working Together. The Parties agree to cooperate and work together to implement cost reduction ideas agreed to by both Boeing and Spirit. This Agreement supersedes (i) the Letter of Agreement between Boeing and Spirit dated August 2, 2013 and (ii) for the duration of the Pricing Period, SBP Section 7.6. For each agreed to cost reduction idea, the Parties shall enter into a written agreement (each, a "Cost Reduction Project Agreement") setting forth: (a) the cost reduction idea in detail; (b) the steps required to implement such idea; (c) the Party responsible for each step; (d) the timeline associated with such implementation; (e) the non-recurring costs to be incurred by each Party and the documentation reasonably necessary to substantiate the non-recurring costs of each Party; (f) the method for defining and measuring the cost savings; (g) the process for recapture of each Party's non-recurring costs; and (h) how the cost savings will be allocated among the Parties after each Party's recapture of its non-recurring costs.

2.2
Cost Reduction Focus. In order to track the progress of cost reduction implementation efforts, the Parties agree to conduct executive reviews [*****] beginning [*****] and on or about [*****] thereafter. These reviews shall track progress of items including, but not limited to, total number of cost reduction ideas, total number of implemented ideas, and total savings captured by both Parties to-date.

2.3	Nonrecurring Costs. Nonrecurring costs required to implement cost reduction ideas, as set forth in the applicable Cost Reduction Project Agreement, shall be shared by both Parties as outlined below.

In the calendar years 2014 and 2015, Spirit shall fund up to a total of [*****] in nonrecurring costs required to implement cost reduction ideas agreed on by the Parties. During this timeframe, Boeing shall fund the balance of nonrecurring costs set forth in the applicable Cost Reduction Project Agreements, if required, to implement cost reduction ideas.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.4
Recurring Savings. The amount of cost savings realized from completed cost reduction projects shall be as set forth in the applicable Cost Reduction Project Agreement. Any such cost savings shall be applied on a case-by-case basis [*****] in accordance with the terms of the applicable Cost Reduction Project Agreement. In general, Boeing's portion of the recurring adjustment as agreed to between the Parties in the applicable Cost Reduction Project Agreement shall be applied to [*****] Parties [*****] to the Parties' nonrecurring investments.

ARTICLE 3.     PRODUCTION RATES OF 47 APM

3.1
Working Together. The Parties agree to implement a rate increase of 47 APM on the 737 Program in the most cost effective and efficient manner anticipated in [*****] or as otherwise agreed between the Parties. The Parties recognize that achieving rate increases requires coordination and collaboration across various roles and responsibilities between the Parties. The Parties agree to update Attachment 15 following execution of this Agreement to reflect 47 APM as the maximum production rate for the 737 Program and to reflect any associated model mix constraints. Until such time as the Parties amend SBP Attachment 15 to reflect a new minor model mix constraint associated with 47 APM on the 737 Program, the minor model mix constraints existing prior to such amendment shall continue to apply. For the avoidance of doubt, nothing in this Agreement other than the maximum rate established herein shall affect either Party's rights or obligations under the Memorandum of Agreement titled "Encompassing a Revision to Special Business Provisions MS-65530-0016, Attachment 15, Maximum Production Rate and Model Mix Constraint Matrix between Boeing and Spirit" dated March 9, 2012.

3.2	Property, Plant & Equipment. Spirit shall be responsible to fund all Property, Plant & Equipment costs (PP&E) required to implement a production rate of 47 APM on the 737 Program.

3.3
Rate Tooling. Boeing shall be responsible to pay for all Tooling, in accordance with the terms of the SBP, that the Parties agree is required to implement a production rate of 47 APM on the 737 Program at the prices mutually agreed to by the Parties.

3.4
Protection Rates Above 47 APM. The Parties agree that nothing herein contains any agreement relating to any rate investment or protection rates for production rates above 47 APM. For the avoidance of doubt, nothing in this Agreement shall affect either Party's rights or obligations under the Memorandum of Agreement titled "Encompassing a Revision to Special Business Provisions MS-65530-0016, Attachment 15, Maximum Production Rate and Model Mix Constraint Matrix between the Parties" dated November

9, 2007.

ARTICLE 4.    787 ADVANCE PAYMENT RECOVERY

The Parties agree to suspend the application of Advance Payments, as prescribed in Section 5.5 of SBP BCA-MS-65530-0019 dated June 16, 2005 (the "787 Contract"), to decrease the price for shipsets delivered during the twelve (12) months beginning on April 1, 2014 and ending on March 31, 2015. The application of the Advanced Payments amounts which reduce the price per shipset will resume for shipsets delivered after March 31, 2015 and will extend beyond shipset 1000, as identified in the 787 Contract, in order to allow Boeing to recover all Advance Payments as contemplated in the 787 Contract. The Parties agree to execute an amendment to the 787 Contract to document this suspension.

ARTICLE 5.     ORDER OF PRECEDENCE

Except as specified herein, all other terms and conditions of the Sustaining Contract shall apply. In the event of a conflict between the terms of this Agreement and the Sustaining Contract, the terms of this Agreement shall have precedence with respect to the subject matter of this Agreement.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

ARTICLE 6.    COMPLIANCE WITH LAWS

The Parties agree to comply with all applicable laws, regulations, ordinances, rules, consent decrees or statutes enacted in their respective countries and jurisdictions, including, but not limited to, the Foreign Corrupt Practices Act ("FCPA") (15 U.S.C. §§78dd-1, et. seq.) and the Procurement Integrity Act (41 U.S.C. § 423).

ARTICLE 7.    ENTIRE AGREEMENT

This Agreement, including the any other terms, conditions or documents incorporated by reference constitute the entire agreement between the Parties within the scope of this Agreement, and neither Party has relied on any representation or promise except as expressly set forth in this Agreement. This Agreement supersedes and satisfies in full any and all prior written or oral negotiations, agreements, understandings, and communications (including those contained in sales, promotional and/or marketing materials) between the Parties with respect to the subject matter of this Agreement. This Agreement shall become Attachment 24 to the SBP.

ARTICLE 8.    EFFECTIVE DATE

This Agreement shall become effective on the date of the last signature indicated below
("Effective Date").

[Signature Page Follows]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the date written below.

SPIRIT AEROSYSTEMS, INC.

BY: /s/ Jim D. Reed
TYPED NAME: JIM D. REED

TITLE: DATE: VP Contracts, Pricing & Estimating
April 8, 2014

/s/ Yvonne Tu
Yvonne Tu

THE BOEING COMPANY

BY:

TYPED NAME:

PROCUREMENT AGENT

APRIL 8, 2014
TITLE: DATE:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THAT as expressly provided by this Amendment No.11, all other terms, conditions, provisions and obligations of the Parties under Special Business Provisions SBP MS-65530-0016 remain unchanged.

IN WITNESS THEREOF the Parties hereto have executed this Amendment as of the day and year first written above.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.
Boeing Commercial Airplanes
Supplier Management

By:________________________	_______________________
Cecelia Howell	Ryan Ast
Procurement Agent	Contracts Administrator
Date	Date